SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report October 29, 1998
                        (Date of earliest event reported)

                              The Chubb Corporation
             (Exact name of registrant as specified in its charter)

New Jersey                            1-8661                  13-2595722
---------------                  ----------------         -------------------
(State or other                  (Commission File            (IRS Employer
jurisdiction of                       Number)             Identification No.)
incorporation)

                              15 Mountain View Road
                                 P. O. Box 1615
                                Warren, New Jersey              07061-1615
                   ----------------------------------------     ------------
                   (Address of principal executive offices)     (Zip Code)

Registrant's telephone number including area code . . (908) 903-2000

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.           Other Information

On October 29, 1998, The Chubb Corporation (the "Registrant") issued the press release attached as Exhibit 20.1 to this report and incorporated herein by reference.

Certain statements in this Report on Form 8-K and the exhibit hereto may be considered to be "forward looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995, such as statements that include the words or phrases "is expected to," "plan to," "intends" or other similar expressions. The factors which could cause actual results to differ materially from those suggested by any such statements include, but are not limited to, those discussed or identified from time to time in the Corporation's public filings with the Securities & Exchange Commission and specifically to risks or uncertainties associated with the Corporation's expectations with respect to premium price increases or the non-renewal of underpriced insurance accounts, and, more generally, to: general economic conditions including changes in interest rates and the performance of the financial markets, changes in domestic and foreign laws, regulations and taxes, changes in competition and pricing environments, regional or general changes in asset valuation, the occurrence of significant natural disasters, the inability to reinsure certain risks economically, the adequacy of loss reserves, as well as general market conditions, competition, pricing and restructurings.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

(c) Exhibits.

20.1.             Registrant's press release dated October 29, 1998.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           THE CHUBB CORPORATION

Date: October 29, 1998                     By:  /s/ Robert Rusis
                                              -------------------------------
                                              Name:  Robert Rusis
                                              Title: Senior Vice President
                                                     and General Counsel

                                  EXHIBIT INDEX

Exhibit                    Description of Exhibit

20.1                       Registrant's press release, dated October 29, 1998.